Exhibit 10.8

FOURTH AMENDMENT TO TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment” or “Fourth Amendment to Loan Agreement”) is entered into by and between KMG-BERNUTH, INC., a Delaware corporation (hereinafter referred to as “Borrower”) and SOUTHTRUST BANK, an Alabama banking corporation, successor by conversion to SouthTrust Bank, National Association (hereinafter referred to as “Bank”) as of the 31st day of July, 2004.

W I T N E S S E T H:

WHEREAS, Borrower and Bank are parties to that certain Term Loan Agreement dated as of June 26, 1998, as amended by that certain First Amendment to Term Loan Agreement dated as of December 30, 2002, by that certain Second Amendment to Term Loan Agreement dated as of December 5, 2003, and by that certain Third Amendment to Term Loan Agreement dated as of June 8, 2004 (as so amended and as hereby amended, the “Loan Agreement”), whereby Borrower became indebted to Bank for a Term Loan in the original principal amount of $6,000,000.00 and thereafter amended to a principal amount of $5,050,000.00 and a Term Loan No. 2 in the principal amount of $6,000,000.00 and thereafter amended to a principal amount of $8,600,000.00 (all of the foregoing capitalized terms together with all other capitalized terms used herein shall have the respective meanings assigned thereto in the Loan Agreement, unless otherwise specifically defined herein); and

WHEREAS, upon request of the Borrower, the Bank has agreed to amend certain of the financial covenants required by the Loan Agreement; and

WHEREAS, Borrower and the Bank have agreed as to certain amendments of the Loan Agreement, which amendments are specifically set forth below.

NOW, THEREFORE, in consideration of the sum of One and No/100 Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.                                       Section 1.1 of the Loan Agreement is hereby amended by deleting the definitions of “Coverage Ratio” and “EBITDA”, each as defined therein, in their entirety and substituting the following new definitions in lieu thereof:

“Coverage Ratio” means, for any period, the ratio of (i) the principal amount of all bank debt and capitalized lease obligations of Borrower and Guarantor as of the end of the applicable period, to (ii) the sum of EBITDA for the Borrower and Guarantor for the preceding four (4) fiscal quarters.

“EBITDA” means, for any period, the income (or deficit) from all operations of the Borrower and the Guarantor before any deduction for the following items during such period:  (i) the interest charges paid or accrued (including imputed interest on lease (capital or operating) obligations, but excluding amortization of debt discount and expense), (ii) Income Taxes, and (iii) any amounts in respect of depreciation and amortization.

2.                                       Section 6.1 of the Loan Agreement is hereby amended by deleting Subsection (F) thereof in its entirety and substituting the following new Subsection (F) in lieu thereof:

(F)                                 The Borrower will maintain during the term of this Agreement (determined on a consolidated basis with the Guarantor):

(1)                                  Tangible Net Worth of, at minimum: (a) $3,700,000.00 as of July 31, 2004; (b) $6,000,000.00 as of July 31, 2005; and (c) $11,000,000.00 as of July 31, 2006, and at all times thereafter.

(2)                                  A Fixed Charge Coverage of not less than 1.25 to 1.0 as of April 30, 2004, and at any time thereafter; such Fixed Charge Coverage to be measured quarterly based on a rolling four-quarter basis.

(3)                                  A ratio of Liabilities to Tangible Net Worth of not more than: (a) 4.8 to 1.0 as of July 31, 2004; (b) 2.7 to 1.0 as of July 31, 2005; and (c) 1.5 to 1.0 as of July 31, 2006, and at all times thereafter.

(4)                                  A Coverage Ratio of not greater than: (a) 3.0 to 1.0 as of July 31, 2004; (b) 2.35 to 1.0 as of July 31, 2005; and (c) 1.5 to 1.0 as of July 31, 2006, and at all times thereafter; said Coverage Ratio to be measured quarterly based on a rolling four-quarter basis.

3.                                       Borrower represents and warrants to the Bank that as of the date hereof:  (a) all representations and warranties given by the Borrower in Article V of the Loan Agreement are true and correct, except to the extent affected by this Amendment; and (b) the Borrower is in full compliance with all of the covenants of the Borrower contained in Article VI of the Loan Agreement, except to the extent affected by this Amendment.  The Borrower further represents that the Borrower has full power and authority to enter into this Amendment and to consummate the transactions contemplated hereby, and the Borrower agrees to pay directly, or reimburse the Bank for, all reasonable expenses, including the reasonable fees and expenses of legal counsel, incurred in connection with the preparation of the documentation to evidence this Amendment and any documents executed in connection herewith.

4.                                       Except as expressly modified by this Amendment, the parties agree that:

(a)                                  In all other respects, all the terms, conditions, obligations and provisions of the Loan Agreement shall be unchanged and remain the same and in full force and effect, and all terms of the Loan Agreement, as herein modified, are expressly ratified and confirmed in all respects; and

(b)                                 In the event that there shall be any conflict between the terms of this Amendment and any of the terms of any of the other Loan Documents not amended concurrently herewith, the terms and provisions of this Amendment shall govern and each of such other Loan Documents are deemed automatically amended and modified without any further action upon the execution and delivery of this Amendment.

(c)                                  In the event that there shall be any conflict between the amendment contained in Paragraph 2 of this Amendment with any of the terms of the Revolving Loan Agreement, including, without limitation, Subsection 6.1(F) thereof, the terms and provisions of the amendment contained in

Paragraph 2 of this Amendment shall govern and the Revolving Loan Agreement is hereby automatically amended and modified without any further action upon the execution and delivery of this Amendment.

5.                                       The undersigned KMG Chemicals, Inc. (the “Guarantor”), executes this Amendment to expressly evidence its assent to all the terms of this Amendment, and to further acknowledge and agree that the Guaranty of Payment dated as of June 26, 1998 (the “Guaranty”), delivered by it to the Bank remains in full force and effect and that the “Obligations” of the Guarantor as the “Guarantor” under the Guaranty shall include, without limitation, all obligations of the Borrower under the Loan Agreement, as amended by this Amendment.

6.                                       This Amendment may be executed in several counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.  Signature and acknowledgment pages, if any, may be detached from the counterparts and attached to a single copy of this document to physically form one document.

SIGNATURES FOLLOW ON SEPARATE PAGES

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their respective duly authorized officers effective as of the day and year first above written.

BORROWER:

KMG-BERNUTH, INC.

	By:	John V. Sobchak
Its: Vice President and Chief Financial Officer

STATE OF TEXAS )
COUNTY OF HARRIS )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that John V. Sobchak, whose name as Vice President and Chief Financial Officer of KMG-Bernuth, Inc., a Delaware corporation, is signed to the foregoing Fourth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the                   day of                         , 2004.

(SEAL)
Notary Public
My Commission Expires:

BANK:

SOUTHTRUST BANK

	By:	Haston Simmons
Its:

STATE OF ALABAMA )
COUNTY OF JEFFERSON )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                                                      , whose name as                                                 of SouthTrust Bank, an Alabama banking corporation, is signed to the foregoing Fourth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said banking corporation.

Given under my hand and official seal this the                    day of                       , 2004.

(SEAL)
Notary Public
My Commission Expires:

GUARANTOR:

KMG CHEMICALS, INC.

	By:	John V. Sobchak
Its: Vice President and Chief Financial Officer

STATE OF TEXAS )
COUNTY OF HARRIS )

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that John V. Sobchak, whose name as Vice President and Chief Financial Officer of KMG Chemicals, Inc., a Texas corporation, is signed to the foregoing Fourth Amendment to Term Loan Agreement, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the                    day of                        , 2004.

(SEAL)
Notary Public
My Commission Expires: